Exhibit 10.1(a)

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED

5-YEAR REVOLVING CREDIT AGREEMENT

dated as of

December 20, 2012

among

PIONEER NATURAL RESOURCES COMPANY,

as the Borrower

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

WELLS FARGO BANK, NATIONAL ASSOCIATION,

BANK OF AMERICA, N.A. and

JPMORGAN CHASE BANK, N.A.,

as Issuing Banks

WELLS FARGO BANK, NATIONAL ASSOCIATION,

BANK OF AMERICA, N.A. and

JPMORGAN CHASE BANK, N.A.,

as Swingline Lenders

and

The Lenders Party Hereto

BANK OF AMERICA, N.A. and JPMORGAN CHASE BANK, N.A.,

as Co-Syndication Agents

BANK OF MONTREAL and CITIBANK, N.A.,

as Co-Documentation Agents

WELLS FARGO SECURITIES, LLC,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and

J.P. MORGAN SECURITIES LLC,

as Co-Arrangers and Joint Bookrunners

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED

5-YEAR REVOLVING CREDIT AGREEMENT

This First Amendment to Second Amended and Restated 5-Year Revolving Credit Agreement dated as of December 20, 2012 (the “First Amendment”), among Pioneer Natural Resources Company, a Delaware corporation, as the Borrower (the “Borrower”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), Wells Fargo Bank, National Association, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as Issuing Banks, Wells Fargo Bank, National Association, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as Swingline Lenders, the Lenders party hereto, Bank of America, N.A. and JPMorgan Chase Bank, N.A., as Co-Syndication Agents, Bank of Montreal and Citibank N.A., as Co-Documentation Agents, and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as Co-Arrangers and Joint Bookrunners.

Recitals

A. The Borrower, the Administrative Agent and the other agents and Lenders party thereto are parties to that certain Second Amended and Restated 5-Year Revolving Credit Agreement dated as of March 31, 2011 (the “Agreement”, as amended, modified, supplemented restated or replaced from time to time) pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested and the Administrative Agent and the Lenders agree that certain terms and provisions of the Agreement be amended as provided in this First Amendment.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Agreement. Unless otherwise indicated, all section references in this First Amendment refer to the Agreement.

Section 2. Amendments to Agreement.

2.1 Section 1.01. Section 1.01 is hereby amended by deleting the following definitions and replacing them with the following:

““Agreement” means this Second Amended and Restated 5-Year Revolving Credit Agreement, as the same has been amended by that certain First Amendment dated as of December 20, 2012 and as the same may be further amended, modified, supplemented restated or replaced from time to time.”

““Applicable Margin” means, for any day, with respect to any ABR Loan or any Eurodollar Loan, or with respect to the commitment fees payable hereunder, as the case may be, the Applicable Margin per annum set forth below under the caption “ABR Spread”, “Eurodollar Spread” or “Commitment Fee Rate”, as the case may be, based upon the ratings by Moody’s and S&P, respectively, applicable on such date to the Index Debt:

Index Debt Ratings	Commitment Fee Rate	Eurodollar Spread	ABR Spread
Category 1 >Baa1/BBB+	0.150%	1.125%	0.125%
Category 2 Baa2/BBB	0.200%	1.250%	0.250%
Category 3 Baa3/BBB-	0.250%	1.500%	0.500%
Category 4 Ba1/BB+	0.300%	1.750%	0.750%
Category 5 <Ba2/BB	0.350%	2.000%	1.000%

For purposes of the foregoing, if both Moody’s and S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such agencies shall be deemed to have established a rating in Category 5. If the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall fall within different Categories, the Applicable Margin shall be based on the higher of the two ratings, unless one of the two ratings is two or more Categories lower than the other, in which case the Applicable Margin shall be determined by reference to the Category next above that of the lower of the two ratings; provided, however, that if only one of Moody’s and S&P shall have established a rating, then the Applicable Margin shall be determined by reference to such available rating. If the ratings established or deemed to have been established by Moody’s and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody’s and S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency, irrespective of when notice of such change shall have been furnished by the Borrower to the Agent and the Lenders pursuant to Section 5.01 or otherwise. Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody’s or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Margin shall be determined by reference to the rating of such agency most recently in effect prior to such change or cessation.”

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Credit Exposure hereunder, as such commitment may be (a) increased from time to time pursuant to Section 2.02, (b) reduced from time to time pursuant to Section 2.09, or (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable. The aggregate amount of the Lenders’ Commitments is $1,500,000,000.”

““Maturity Date” means the later of (a) December 20, 2017 and (b) if maturity is extended pursuant to Section 2.20, such extended maturity date as determined pursuant to Section 2.20 (it being understood and agreed that any such maturity shall not be deemed extended for any Lender that has not consented to such extension).”

2.2 Section 1.01. Section 1.01 is hereby amended by adding the following definitions in the appropriate alphabetical order:

““First Amendment” means the First Amendment to Agreement dated as of December 20, 2012 among the Borrower, the Administrative Agent and the other agents and Lenders party thereto.”

““First Amendment Effective Date” means the date on which all conditions precedent to the First Amendment are satisfied.”

2.3 Section 2.21(c). Section 2.21(c) to the Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“(c) Reallocation of Applicable Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit or Swingline Loans pursuant to Section 2.05 and Section 2.06, the Applicable Percentage of each non-Defaulting Lender shall be computed without giving effect to the Commitment of such Defaulting Lender; provided that (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Defaulting Lender, no Default or Event of Default exists, (ii) the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swingline Loans shall not exceed the positive difference, if any, of (A) the Commitment of that non-Defaulting Lender minus (B) the aggregate outstanding principal amount of the Revolving Loans of that Lender and (iii) the conditions set forth in Section 4.02 shall have been satisfied.”

2.4 Article III. Article III to the Agreement is hereby amended by adding the following as Section 3.12:

“Section 3.12 Margin Stock. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board).”

2.5 Section 9.04(b)(2). Section 9.04(b)(2) is hereby amended by adding the following as Section 9.04(b)(2)(E):

“(E) the assignee shall not be a natural person.”

2.6 Article IX. Article IX to the Agreement is hereby amended by adding the following as Section 9.15:

“Section 9.15 No Fiduciary Duty. Each Lender and its Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Borrower. The Borrower agrees that nothing in the Loan Documents will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and the Borrower, on the other. The Borrower acknowledges and agree that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Borrower, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of the Borrower with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise the Borrower on other matters) and (y) each Lender is acting solely as principal and not as the agent or fiduciary of the Borrower. The Borrower acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to the transactions contemplated hereby and the process leading thereto.”

2.7 Amendment to Schedule 2.01. Schedule 2.01 to the Agreement is hereby amended by deleting it in its entirety and replacing it with Schedule 2.01 attached hereto.

2.8 Investment Grade Date Provisions. Certain provisions of the Agreement are no longer applicable or were permanently deleted as a result of the occurrence of an Investment Grade Date. Accordingly, the parties hereby agree as follows:

(a) The definitions of “Hydrocarbon Interests”, “Investment Grade Date”, “MLP Units”, “Oil and Gas Properties”, “Proved Reserves”, “PV”, “Reserve Information” and “Reserve Report” are hereby deleted.

(b) Paragraph (c) of Section 4.02 is deleted, and the last two sentences of Section 4.02 are amended to read as follows:

“Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section.”

(c) Paragraph (c) of Section 5.01 is amended to read as follows:

“(c) concurrently with any delivery of financial statements under subsections (a) or (b) of this Section 5.01, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, and (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.04 (a);”

(d) Paragraph (e) of Section 5.01 is deleted and replaced with “(e) [Intentionally Omitted]”.

(e) Paragraph (b) of Section 6.04 is deleted and replaced with “(b) [Intentionally Omitted]”.

Section 3. Conditions Precedent. The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance (the date on which such effectiveness occurs, the “ First Amendment Effective Date”):

3.1 The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this First Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this First Amendment) that such party has signed a counterpart of this First Amendment.

3.2 The Administrative Agent, Lenders and Co-Arrangers shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

3.3 The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Obligor dated as of the First Amendment Effective Date setting forth (1) resolutions of its board of directors (or its equivalent) with respect to the authorization of such Obligor to execute and deliver the Loan Documents to which it is a party and to enter into the Transactions contemplated in those documents, (2) the officers of such Obligor (a) who are authorized to sign the Loan Documents to which such Obligor is a party and (b) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the Transactions contemplated hereby, (3) specimen signatures of such authorized officers, and (4) the organizational documents of such Obligor, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from such Obligor to the contrary.

3.4 The Administrative Agent shall have received duly executed promissory notes payable to each Lender that has requested a promissory note in a principal amount equal to its Commitment dated as of the First Amendment Effective Date.

3.5 The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, certifying compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

3.6 The Administrative Agent shall have received such other documents as the Administrative Agent (or its counsel) may reasonably request.

Section 4. Representations and Warranties; Etc. The Borrower hereby affirms: (a) that, as of the date of execution and delivery of this First Amendment and after giving effect hereto, all of the representations and warranties contained in each Loan Document are true and correct as though made on and as of such date; (b) that after giving effect to this First Amendment and to the transactions contemplated hereby (i) no Defaults exist under the Loan Documents or will exist under the Loan Documents and (ii) there has been no change since December 31, 2011 that has resulted in a Material Adverse Effect which is continuing; and (c) that this First Amendment has been duly authorized and executed and is enforceable in accordance with its terms.

Section 5. Reference to and Effect Upon the Agreement and other Loan Documents.

5.1 This First Amendment shall constitute a Loan Document as such term is defined in the Agreement.

5.2 Except as specifically amended hereby, the Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

5.3 This First Amendment is limited as specified herein and shall not constitute an amendment or waiver of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Agreement or the other Loan Documents for any other date or purpose.

Section 6. Assignment and Assumption.

6.1 For an agreed consideration, each Lender (individually an “Assignor” and collectively, the “Assignors”) hereby irrevocably sells and assigns, severally and not jointly, (i) all of such Assignor’s rights and obligations in its capacity as Lender under the Agreement and any other documents or instruments delivered pursuant thereto to the extent related to its Commitment and Credit Exposure, as the case may be, identified in Annex I attached hereto and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of such Assignor (in its capacity as Lender) against any Person, whether known or unknown, arising under or in connection with the Agreement, any other documents or instruments delivered pursuant thereto or the transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively for all Assignors as the “Assigned Interests”) to the Lenders (individually, an “Assignee” and, collectively, the “Assignees”) set forth on Schedule 2.01 to this First Amendment (which shall replace the existing Schedule 2.01 to the Agreement as of the First Amendment Effective Date), and each Assignee hereby irrevocably purchases and assumes from each Assignor such Assignee’s percentage (as set forth on Schedule 2.01 to this First Amendment) of the Assigned Interests, subject to and in accordance with the Agreement and this First Amendment, as of the First Amendment Effective Date. Such sale and assignment is without recourse to the Assignors and, except as expressly provided in this First Amendment, without representation or warranty by the Assignors.

6.2 From and after the First Amendment Effective Date, the Administrative Agent shall distribute all payments in respect of the Assigned Interests (including payments of principal, interest, fees and other amounts) to the appropriate Assignors for amounts which have accrued to but excluding the First Amendment Effective Date and to the appropriate Assignees for amounts which have accrued from and after the First Amendment Effective Date.

6.3 After giving effect to the assignments in Section 6.1 of this First Amendment, Comerica Bank (the “Exiting Lender”) shall cease to be a party to the Agreement as of the First Amendment Effective Date and shall no longer be a “Lender”. The Exiting Lender joins in the execution of this First Amendment solely for purposes of effectuating this First Amendment pursuant to Section 3 hereof and assigning their Assigned Interests pursuant to this Section 6.

Section 7. Miscellaneous.

7.1 Ratification and Affirmation. The Borrower hereby expressly (a) acknowledges the terms and conditions of this First Amendment, (b) ratifies and affirms its obligations under the Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Loan Documents to which it is a party and (d) agrees that its obligations under the Loan Documents to which it is a party remain in full force and effect.

7.2 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this First Amendment by facsimile or email transmission or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

7.3 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

7.4 Governing Law. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

Borrower:	PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Richard P. Dealy
	Name:	Richard P. Dealy
	Title:	Executive Vice President and Chief Financial Officer

Signature Page- First Amendment

Administrative Agent & Lender:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Thomas E. Stelmar, Jr.
	Name:	Thomas E. Stelmar, Jr.
	Title:	Vice President

Signature Page- First Amendment

Syndication Agent & Lender:	BANK OF AMERICA, N.A.

	By:	/s/ Ronald E. McKaig
	Name:	Ronald E. McKaig
	Title:	Managing Director

Signature Page- First Amendment

Syndication Agent & Lender:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Muhammad Hasan
	Name:	Muhammad Hasan
	Title:	Vice President

Signature Page- First Amendment

Documentation Agent & Lender:	BANK OF MONTREAL

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Director

Signature Page- First Amendment

Documentation Agent & Lender:	CITIBANK, N.A.

	By:	/s/ John Miller
	Name:	John Miller
	Title:	Vice President

Signature Page- First Amendment

Lender:	MORGAN STANLEY BANK, N.A.

	By:	/s/ Kelly Chin
	Name:	Kelly Chin
	Title:	Authorized Signatory

Signature Page- First Amendment

Lender:	THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

	By:	/s/ Andrew Oram
	Name:	Andrew Oram
	Title:	Managing Director

Signature Page- First Amendment

Lender:	DEUTSCHE BANK AG NEW YORK BRANCH

	By:	/s/ Ming K Chu
Name: Ming K Chu
Title: Vice President

	By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

Signature Page- First Amendment

Lender:	COMPASS BANK

	By:	/s/ Blake Kirshman
	Name:	Blake Kirshman
	Title:	Vice President

Signature Page- First Amendment

Lender:	THE ROYAL BANK OF SCOTLAND PLC

	By:	/s/ Todd Vaubel
	Name:	Todd Vaubel
	Title:	Authorised Signatory

Signature Page- First Amendment

Lender:	DNB BANK ASA, GRAND CAYMAN BRANCH

	By:	/s/ Colleen Durkin
	Name:	Colleen Durkin
	Title:	Senior Vice President
Shipping, Offshore & Logistics

	By:	/s/ Kjell Tore Egge
	Name:	Kjell Tore Egge
	Title:	Senior Vice President

Signature Page- First Amendment

Lender:	MIZUHO CORPORATE BANK, LTD

	By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory

Signature Page- First Amendment

Lender:	UBS AG, STAMFORD BRANCH

	By:	/s/ Lana Gifas
	Name:	Lana Gifas
	Title:	Director

	By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

Signature Page- First Amendment

Lender:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

	By:	/s/ Michael D. Willis
	Name:	Michael D. Willis
	Title:	Managing Director

	By:	/s/ Mark A. Roche
	Name:	Mark A. Roche
	Title:	Managing Director

Signature Page- First Amendment

Lender:	BARCLAYS BANK PLC

	By:	/s/ Vanessa A. Kurbatskiy
	Name:	Vanessa A. Kurbatskiy
	Title:	Vice President

Signature Page- First Amendment

Exiting Lender:	COMERICA BANK

	By:	/s/ Brandon M. White
	Name:	Brandon M. White
	Title:	Corporate Banking Officer

Signature Page- First Amendment

Lender:	GOLDMAN SACHS BANK USA

	By:	/s/ Mark Walton
	Name:	Mark Walton
	Title:	Authorized Signatory

Signature Page- First Amendment

Lender:	SOCIETE GENERALE

	By:	/s/ Graeme Bullen
	Name:	Graeme Bullen
	Title:	Managing Director

Signature Page- First Amendment

Lender:	TORONTO DOMINION (NEW YORK) LLC

	By:	/s/ Debbi L. Brito
	Name:	Debbi L. Brito
	Title:	Authorized Signatory

Signature Page- First Amendment

Lender:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Daria M. Mahoney
	Name:	Daria M. Mahoney
	Title:	Vice President

Signature Page- First Amendment

Lender:	CREDIT SUISSE AG, Cayman Islands Branch

	By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Vice President

	By:	/s/ [illegible]
Name:
	Title:	Associate

Signature Page- First Amendment

Lender:	ROYAL BANK OF CANADA

	By:	/s/ Jay T. Sartain
	Name:	Jay T. Sartain
	Title:	Authorized Signatory

Signature Page- First Amendment

SCHEDULE 2.01

COMMITMENTS

(As of the First Amendment Effective Date)

Lender	Amount of Commitment
Wells Fargo Bank, National Association	$100,000,000
Bank of America, N.A.	100,000,000
JPMorgan Chase Bank, N.A.	100,000,000
BMO Harris Financing, Inc.	85,000,000
Citibank, N.A.	85,000,000
BBVA Compass	85,000,000
Mizuho Corporate Bank, Ltd.	85,000,000
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	85,000,000
Royal Bank of Canada	85,000,000
Deutsche Bank AG New York Branch	75,000,000
DNB Bank ASA	75,000,000
The Royal Bank of Scotland plc	75,000,000
UBS AG, Stamford Branch	75,000,000
Goldman Sachs Bank USA	75,000,000
Credit Agricole Corporate and Investment Bank	45,000,000
Credit Suisse AG, Cayman Islands Branch	45,000,000
Toronto Dominion (New York) LLC	45,000,000
U.S. Bank National Association	45,000,000
Barclays Bank PLC	45,000,000
Morgan Stanley Bank, N.A.	45,000,000
Societe Generale	45,000,000

Total	$1,500,000,000

ANNEX I

COMMITMENTS

(Immediately Prior to the First Amendment Effective Date)

Lender	Amount of Commitment	Percentage of Total Commitments*
Wells Fargo Bank, National Association	$145,000,000.00	11.60%
Bank of America, N.A.	$85,000,000.00	6.80%
JPMorgan Chase Bank, N.A.	$85,000,000.00	6.80%
Bank of Montreal	$70,000,000.00	5.60%
Citibank, N.A.	$70,000,000.00	5.60%
BBVA Compass Bank	$60,000,000.00	4.80%
The Bank Of Tokyo-Mitsubishi UFJ, LTD.	$60,000,000.00	4.80%
Deutsche Bank AG New York Branch	$60,000,000.00	4.80%
DnB NOR Bank ASA	$60,000,000.00	4.80%
Mizuho Corporate Bank, LTD	$60,000,000.00	4.80%
The Royal Bank of Scotland plc	$60,000,000.00	4.80%
UBS AG, Stamford Branch	$60,000,000.00	4.80%
Credit Agricole Corporate and Investment Bank	$45,000,000.00	3.60%
Credit Suisse AG, Cayman Islands Branch	$45,000,000.00	3.60%
Goldman Sachs Bank USA	$45,000,000.00	3.60%

*	Percentages are rounded to nearest one-hundredth

Lender	Amount of Commitment	Percentage of Total Commitments*
Toronto Dominion (New York) LLC	$45,000,000.00	3.60%
U.S. Bank National Association	$45,000,000.00	3.60%
Barclays Bank PLC	$30,000,000.00	2.40%
Comerica Bank	$30,000,000.00	2.40%
Morgan Stanley Bank, N.A.	$30,000,000.00	2.40%
Royal Bank of Canada	$30,000,000.00	2.40%
Societe Generale	$30,000,000.00	2.40%
Total:	$1,250,000,000.00	100.00%